Inventories - Lower Cost or Market Effect on Income (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Liquidation of LIFO layers:
Operating income	$ (16,111)	$ 1,097	$ 3,207
Net income	$ (11,808)	$ 777	$ 2,119
Earnings per diluted share	$ (0.12)	$ 0.01	$ 0.02